UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 23, 2017

TRONC, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36230	38-3919441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

435 North Michigan Avenue

Chicago, Illinois 60611

(Address of Principal Executive Offices)

312-222-9100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Oaktree Purchase Agreement

On March 23, 2017, tronc, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with investment funds associated with Oaktree Capital Management, L.P. (“Oaktree”), pursuant to which the Company agreed to repurchase an aggregate of 3,745,947 shares of the Company’s common stock from Oaktree at a purchase price of $15.00 per share. In addition, in the event that (i) the Company undergoes a Change of Control (as defined in the Purchase Agreement) within one year after the date hereof, or enters into a definitive agreement concerning a Change of Control within one year after the date hereof (which transaction is subsequently consummated), and (ii) the consideration per share payable to holders of the Company’s common stock in connection with such consummated Change of Control is greater than $15.00 per share, then the Company has agreed to pay Oaktree additional consideration per share equal to the difference between the consideration per share payable to holders of the Company’s common stock in connection with such consummated Change of Control and $15.00. The Purchase Agreement also contains a “standstill” covenant prohibiting Oaktree from acquiring, directly or indirectly, any of the Company’s common stock, soliciting proxies to vote shares of the Company’s common stock or taking certain actions with respect to any business combination, asset acquisition or disposition or similar transaction involving the Company for a period of two years after the date hereof (the “Standstill Period”).  The parties also agreed to a mutual non-disparagement covenant applicable during the Standstill Period.  In addition, the parties agreed to a mutual release of claims.

The foregoing summary of the Purchase Agreement is qualified in its entirety by reference to the text of the Purchase Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Securities Purchase Agreement

On March 23, 2017, the Company entered into Amendment No. 1 (the “Amendment”) to that certain Securities Purchase Agreement (the “Agreement”), by and among the Company, Merrick Media, LLC and Michael W. Ferro, Jr. The Amendment increases the maximum percentage of the Company’s shares of common stock that Merrick Media, LLC and its affiliates may acquire from 25% to 30%.

The foregoing summary of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Purchase Agreement, dated as of March 23, 2017, by and among tronc, Inc., Oaktree Tribune, L.P., OCM FIE, LLC and, for the purpose of Articles II and III thereof, OCM Opportunities Fund VII, L.P., OCM Opportunities Fund VIIb, L.P., OCM Opportunities Fund VIIb (Parallel), L.P., Oaktree Opportunities Fund VIII, L.P., Oaktree Opportunities Fund VIII (Parallel), L.P., Oaktree Opportunities Fund VIII (Parallel 2), L.P., Oaktree Huntington Investment Fund, L.P., Oaktree Opportunities Fund VIIIb, L.P., Oaktree Opportunities Fund VIIIb (Parallel), L.P., Oaktree Value Opportunities Fund, L.P., and Oaktree FF Investment Fund, L.P.

10.2	Amendment No. 1 to Securities Purchase Agreement, dated as of March 23, 2017, by and among tronc, Inc., Merrick Media, LLC and Michael W. Ferro, Jr.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONC, INC.

Date: March 23, 2017	By:	/s/ Julie K. Xanders
	Name:	Julie K. Xanders
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1

Purchase Agreement, dated as of March 23, 2017, by and among tronc, Inc., Oaktree Tribune, L.P., OCM FIE, LLC and, for the purpose of Articles II and III thereof, OCM Opportunities Fund VII, L.P., OCM Opportunities Fund VIIb, L.P., OCM Opportunities Fund VIIb (Parallel), L.P., Oaktree Opportunities Fund VIII, L.P., Oaktree Opportunities Fund VIII (Parallel), L.P., Oaktree Opportunities Fund VIII (Parallel 2), L.P., Oaktree Huntington Investment Fund, L.P., Oaktree Opportunities Fund VIIIb, L.P., Oaktree Opportunities Fund VIIIb (Parallel), L.P., Oaktree Value Opportunities Fund, L.P., and Oaktree FF Investment Fund, L.P.

10.2	Amendment No. 1 to Securities Purchase Agreement, dated as of March 23, 2017, by and among tronc, Inc., Merrick Media, LLC and Michael W. Ferro, Jr.